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                                                               Exhibit 10.49

                        TELIC NETWORK SERVICES AGREEMENT

THIS AGREEMENT is made and entered into by and between TELIC COMMUNICATIONS, INC. (hereinafter referred to as "TELIC"), a corporation organized and existing under the laws of the State of Delaware, USA, with offices at 226 East 54th Street, Suite 304, New York, NY 10022, and the individual or entity identified on the signature page of this Agreement as "CUSTOMER." Throughout this Agreement, CUSTOMER and TELIC may be referred to individually as a "PARTY" or collectively as the "PARTIES."


                             I. SCOPE OF AGREEMENT

This Agreement is intended to govern two transactions between the Parties. The first transaction concerns the remote monitoring and trouble-shooting of the IPVC Network. The second transaction relates to certain installation services to be performed by Telic on behalf of Customer.

                                II. DEFINITIONS

Throughout this Agreement, the terms listed in Exhibit A shall have the meanings set forth therein.

                                 III. SERVICES

3.1  GENERAL

TELIC shall provide certain network monitoring, troubleshooting and installation services to CUSTOMER in exchange for a various fees, as set forth in this section.

3.2  NETWORK MONITORING AND TROUBLESHOOTING RESPONSIBILITIES OF TELIC

In addition to any other obligations of TELIC set forth in Agreement, TELIC shall:

     a. Perform 24x7 active monitoring of the IPVC network (including gateways, LAN elements, serial WAN interfaces, bandwidth, PSTN lines, and connection to the billing server);

     b. Upon the occurrence of any problem with the IPVC network, immediately work to resolve the problem to the reasonable satisfaction of the Customer, remotely;

     c. In the event that the problem is not able to be resolved by the Telic Personnel, notify the appropriate vendor, employee of the Customer and/or such other individuals as may be appropriate according to the Escalation Procedure attached hereto as Exhibit B;


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     d.   In the event that the problem is the result of an error in the operation of the gateway equipment, work with the Vendor's technical support team in order to resolve the problem as expeditiously as possible;

     e. Maintain a log of the time of the problem encountered as well as any action taken by Telic Personnel; this information will be available to Customer on Telic's web-based trouble ticket system.

     f. If the problem is not resolved in a timely (consistent with industry standards) manner or the severity of the problem increases a designated employee of Customer will be notified and a Telic Personnel will work with all appropriate parties until resolution of the problem.

3.3       RESPONSIBILITIES OF CUSTOMER WITH RESPECT TO NETWORK MONITORING

In addition to any other obligations of CUSTOMER set forth in Agreement, CUSTOMER shall:

     a. Prior to the Installation Date, provide an Escalation Procedure for each Customer Facility. Said Escalation Procedure should specify the personnel to be contacted and action to be taken in the event that a problem arises concerning said Customer Facility;

     b. CUSTOMER agrees to cooperate with TELIC in order to facilitate TELIC's responsibilities under this Agreement.

3.4       INSTALLATION RESPONSIBILITIES OF TELIC

In addition to any other obligations of TELIC set forth in Agreement, TELIC shall:

     a. From time to time, TELIC shall install gateways at the Customer Facility specified by Customer pursuant to Paragraph 3.5(a), below;

     b. Prior to installation, TELIC shall receive and stage the gateways and such other equipment as may be included in the installation, at its headquarters;

     c.   Use its best efforts to meet CUSTOMER's requested Installation Date

     d. After agreeing to a mutually acceptable installation date, Telic Personnel shall travel to the Customer Facility to conduct the installation of the System;

     e. Make every reasonable effort to conclude the installation in one day; provided that TELIC shall not be responsible for delays caused by forces outside of its control, including without limitation, malfunctioning Internet and/or carrier circuits;

     f. Immediately upon completion of the installation, TELIC shall inform CUSTOMER;

     g. Upon receiving notice of the successful installation, CUSTOMER and Telic Personnel shall jointly conduct an Acceptance Test in order to confirm that the gateways have been installed properly;

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     h.   In the event that the installation is not successful, CUSTOMER shall immediately notify TELIC, setting forth in detail the basis for said failure. TELIC shall use its best efforts to correct any Defect in the installation and thereafter confirm to CUSTOMER that such Defect has been corrected;

     i.   CUSTOMER shall be deemed to have accepted the System upon:

               i. CUSTOMER's notification to the Telic Personnel that the installation was successful;

               ii. In the event of a latent Defect in installation not readily discernable on the date of installation, CUSTOMER's failure to give TELIC written notice of the Defect not more than 30 business days after the Installation Date; or

               iii. CUSTOMER's unreasonable failure to perform the Acceptance
                    Test on the date of installation.

3.5  RESPONSIBILITIES OF CUSTOMER WITH RESPECT TO INSTALLATION

     a. Not less than 20 days prior to the desired installation date, CUSTOMER shall send TELIC a written request in the form attached hereto as Exhibit D;

     b. Not less than 10 days prior to the requested Installation Date, CUSTOMER shall provide TELIC with a fully completed Facility Survey in the form attached hereto as Exhibit E.

     c. unless otherwise agreed upon by the parties, CUSTOMER shall make all arrangements for air travel, hotel and ground transportation, and shall provide all relevant details of such to TELIC not less than 7 days prior to requested installation date.

3.6  PAYMENT

     a. In consideration of TELIC's agreement to render the services stated herein, CUSTOMER shall pay the fees specified in Exhibit C hereto.

     b. In addition to payment of the fees in Exhibit C, CUSTOMER shall pay, or reimburse TELIC for, all reasonable and necessary expenses incurred by TELIC in the course of an installation including, but not limited to, airfare, hotel and ground transportation.

     c. Customer shall pay all costs of shipping and other costs and expenses incurred by TELIC in delivery of the System to the Customer Facility.

     d. In the case of network monitoring fees, payment shall be due in advance; not later than the 5th day of the month for which service is being rendered. In the case of installation services and expenses that must be reimbursed by Customer to TELIC, payment shall be due and payable not less than 30 days after the receipt by Customer of an invoice from TELIC.

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3.7       NO WARRANTY ON EQUIPMENT

The Parties agree that all equipment being installed by TELIC under this agreement is warranted by its respective manufacturer and that any defect in such equipment is solely the responsibility of said manufacturer. TELIC makes no warranty whatsoever, whether implied or otherwise, concerning the merchantability of said equipment. TELIC's shall have no responsibility to resolve or otherwise participate in any warranty disputes between Customer and any manufacturer, other than to cooperate in the dissemination of information concerning the problem to the extent that such information is in TELIC's possession.

                             IV. GENERAL PROVISIONS

4.1       CONFIDENTIALITY

The Parties acknowledge that they may gain access to Confidential Information of the other Party prior or subsequent to entering into this Agreement. Each Party agrees that it (1) will not use Confidential Information for its own benefit, (2) will keep Confidential Information secret at all times, and (3) will not copy or modify Confidential Information, or any copy, adaptation, transcription, or merged portion thereof, except as expressly authorized by the other Party. Moreover, the Parties agree to limit disclosure of Confidential Information to employees within each's own organization whom the other Party could reasonably expect to have a legitimate need to receive such Confidential Information.

4.2       ASSIGNMENT

TELIC may, from to time, use subcontractors to fulfill its obligations under this Agreement. All work performed by TELIC's subcontractor(s) shall be deemed work performed by TELIC. TELIC may assign monies due it under this Agreement so long as: (a) TELIC shall given prior written notice to CUSTOMER of such assignment, and (b) such assignment does not attempt to impose on CUSTOMER obligations to the assignee additional to the payment of such monies, or to preclude CUSTOMER from dealing solely and directly with TELIC in all matters pertaining to this Agreement including the negotiation of amendments or settlements of charges due.

4.3       FORCE MAJEURE AND EXCUSABLE DELAYS

a.        Except as provided in Paragraph "b" of this Section:

          i. Neither party shall be liable for any costs or damages attributable to nonperformance (including delays on the part of TELIC in performing services hereunder) arising out any "Event of Force Majeure," which shall consist of any cause not within its reasonable control and not due to its fault or negligence.

          ii. Each party shall give the other party prompt notice of the occurrence of any Event of Force Majeure that is expected to cause delay hereunder, and the date of performance by any such party shall be extended for a period not exceeding the period of delay caused by the Event of Force Majeure identified in such notice.

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b.        Unless the performance by either party of its obligations under this
          Agreement is delayed by the occurrence of an Event of Force Majeure for a period of more than 90 days (and such delay is excused under the foregoing provisions), no Event of Force Majeure shall excuse permanent nonperformance, but shall excuse only delays in performance and only to the extent that such delays are directly attributable to such cause. Should any Event of Force Majeure delay performance for a period of more than 90 days, either party may terminate and rescind this Agreement upon 10 days prior written notice to the other party.

4.4       EFFECTIVITY

This Agreement shall commence on the date that TELIC receives a fully executed original copy of the Agreement from CUSTOMER and payment of the first monthly network monitoring fee.

4.5       TERMINATION

a. Unless sooner terminated in accordance with this Section, this Agreement shall continue in effect for one (1) years and thereafter shall automatically renew for successive renewal terms of one (1) year each, unless and until either Party elects to terminate this Agreement upon expiration of the (initial or renewal) term then in effect by giving notice of its intention at least sixty (60) days prior to the date of such expiration.

b. In addition to its termination rights set forth in Paragraph "a", either Party may terminate this Agreement by giving written notice of termination to the other upon the occurrence of any of the following events:

          i. The other Party defaults in the performance of any material requirements or obligation created by this Agreement, any future Equipment Purchase Agreement, any Maintenance Agreement, or any other agreement between the Parties;

          ii. The other Party fails to make any payment within thirty (30) days of its due date, whether under this Agreement, any future Equipment Purchase Agreement, any Maintenance Agreement, or otherwise;

          iii. Either Party ceases doing business or is the subject of any state or federal bankruptcy, insolvency, or similar proceeding, becomes insolvent, or makes an assignment for the benefit of creditors; a receiver is appointed for a substantial part of either Party's assets; either Party becomes unable to pay its debts when due; any action is taken toward the liquidation or winding up of either Party's business; an agreement between either Party and its creditors generally is entered into providing for extension or composition of either Party's debt; or either Party suffers a materially adverse change in its financial condition or operations.

c. No termination of this Agreement shall release CUSTOMER from any obligation to pay TELIC any amount that has accrued or become payable at or prior to the date of termination.

d. All communications from either Party relating to the termination of this Agreement shall be directed to the other Party at the address indicated in Section 4.6 of this Agreement.


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4.6       NOTICES

Any notice permitted or required under this Agreement shall be deemed given when mailed by certified mail, postage prepaid, or when faxed (and followed by a written confirmation mailed by certified mail, postage prepaid, within 24 hours after such dispatch). Mail shall be addressed as stated below.

IF TO TELIC:

Telic Communications, Inc.
Attn: Eric Hernaez, President
226 E 54th Street, Suite 304
New York, New York 10022
USA
Fax: 1-212-758-4765

IF TO CUSTOMER:

IPVoice.com, Inc.
Attn: Barbara Will, President
5050 N 19th Avenue
Suite 416
Phoenix, AZ 85015
Fax: 1-602-

4.7       LATE PAYMENT CHARGE; ATTORNEYS FEES

CUSTOMER shall be responsible to pay a latest payment charge on all Network Service fees that remain unpaid thirty days after the Payment Period begins. The late payment charge shall be in the amount of the lesser of (a) .075% per month of the amount of the late payment starting from the day following the Payment Period, or (b) the maximum amount allowed under applicable law. In the event that it becomes necessary for TELIC to institute legal action in order to collect any amount due from CUSTOMER, CUSTOMER shall be liable for all reasonable and necessary costs incurred including, without limitation, attorney's fees, filing costs, court costs and arbitration expenses.

4.8       CONSENT TO JURISDICTION

This agreement shall be governed by and construed in accordance with the laws of the State of New York, USA, without regard to New York's choice of law rules. Any arbitration, civil action, or other legal proceeding arising out of this Agreement between CUSTOMER and TELIC or the officers, directors, employees, or agents of either Party, whether brought before or after termination of this Agreement, shall be brought and heard only in New York, USA. CUSTOMER consents to jurisdiction in any court located in the State of New York in any legal proceeding arising out of this Agreement.


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4.9   ARBITRATION

If a dispute arises out of or related to this Agreement or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through mediation by submitting the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"). Each party shall bear its own expenses and an equal share of the expenses of the mediator and the fees of the AAA. The parties, their representative, other participants and the mediator shall hold the existence, content and result of the mediation in confidence. Subject to other provisions of this Agreement, if a dispute is not resolved by mediation, the parties shall have the right to resort to binding arbitration under the commercial arbitration rules of American Arbitration Association. All defenses based on passage of time shall be tolled pending the termination of mediation. Nothing in this article shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending arbitration. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to mediate or arbitrate.

4.10  MISCELLANEOUS

a. Any document referred to in this Agreement and attached hereto as an Exhibit at the time of execution shall be deemed an indispensable part of this Agreement.

b. All dates and times referred to in this Agreement shall be Greenwich Mean Time minus 5 hours.

c. The parties agree to deal with each other fairly and in good faith and to perform all acts reasonably required to carry out the intent of this agreement.

d. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of TELIC and CUSTOMER shall be construed and enforced accordingly.

e. Obligations under this Agreement which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including by way of illustration only and not limitation, CONTINUING AVAILABILITY, WARRANTIES, REPAIRS NOT COVERED UNDER WARRANTY, REMEDY FOR NON-PERFORMANCE, CONFIDENTIALITY and CONSENT TO JURISDICTION, shall survive the termination of this Agreement.

f. The failure of either party at any time to enforce any right or remedy available to it under this Agreement or otherwise with respect to any breach or failure by the other party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.



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                            V. AUTHORIZED SIGNATURES

Intending to be legally bound hereby, the Parties have caused this Agreement to be executed in duplicate by their duty authorized corporate officers as of the day and year written below.

                                                  [CUSTOMER]
TELIC COMMUNICATIONS, INC.                        IPVOICE.COM, INC.
By:                                               By:

/s/ Eric Hernaez                                  /s/ Barbara S. Will
--------------------------                        --------------------------
ERIC HERNAEZ                                      BARBARA WILL
PRESIDENT                                         PRESIDENT
Date: 5-25-2000                                   Date: 5-15-2000


Attest:                                           Attest:

/s/ Daniel Zwiren                                 /s/ Russell Watson
--------------------------                        --------------------------
DANIEL ZWIREN                                     Name: RUSSELL WATSON
CORPORATE SECRETARY                               Corporate Secretary
Date:                                             Date: 5/16/00


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                                  Exhibit A
                                 DEFINITIONS

ACCEPTANCE TEST           A test conducted by Customer to verify the success of
                          a new installation.

CONFIDENTIAL INFORMATION  Any materials provided by one Party to the other with reference to this Agreement including, without limitation, scientific or technical information concerning a design, process, procedure, formula, or improvement that is commercially valuable and secret (in the sense that its confidentiality affords a competitive advantage to the owner). Confidential Information excludes, however, any information that
                          (1) has been or is obtained by a Party from a source independent of the other and not desiring such information from the other, (2) is or becomes generally available to the public other than as a result of an unauthorized disclosure by the other or its personnel, (3) is independently developed by a Party without reliance in any way on any materials provided by the other, (4) is approved for unrestricted release by written authorization of the owner, (5) is disclosed under operation of law, or (6) is disclosed to a third-party with no duty of confidentiality to the disclosor. "Materials" shall mean all contracts, memoranda, notes, records, drawings, manuals, disks, or other documents and media, including all copies, extracts, and summaries thereof, containing any Information provided with reference to this Agreement.

CUSTOMER FACILITY         The space, environment, and other facilities which are
                          to be provided by CUSTOMER in connection with the installation, operation, or maintenance of the System.

CUSTOMER EMPLOYEE[S]      All persons engaged from time to time by CUSTOMER as
                          its officers, employees, or agents or as independent contractors.

DATE OF ACCEPTANCE        The date on which CUSTOMER is deemed to have accepted
                          an installation as defined in Paragraph 3.4.

DEFECT Any failure of TELIC to perform an installation successfully but specifically excluding errors caused by faulty or malfunctioning equipment or carriers.

GATEWAYS Refers specifically to the VoIP gateway switching equipment manufactured by Mockingbird Networks or Packetport.com and deployed by CUSTOMERs in a Customer Facility.

INSTALLATION DATE         The date of installation as specified in CUSTOMER's
                          installation request form, as set forth in Exhibit D.

IPVC NETWORK              The Gateways and other networking equipment comprising
                          CUSTOMER's network.

PAYMENT PERIOD            The period of time specified in Paragraph 3.6(d)
                          beginning on the date that a fee becomes due and payable.

TELIC PERSONNEL           All persons engaged from time to time by TELIC as its
                          officers, employees, or agents or as independent contractors.

VENDOR Refers to the manufacturer of Gateways deployed in the IPVC Network - either Packetport.com or Mockingbird Networks.


                                                          Partner Initials:
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                                   EXHIBIT B
                              ESCALATION PROCEDURE





                                                            Partner Initials:







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                                   EXHIBIT C
                                      FEES


a.  INSTALLATION FEE:

                                  $800 per day

b.  NETWORK MONITORING FEE:

      $5,400 per Customer Facility per annum, payable in 12 equal monthly installments.


                                                            Partner Initials:
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                                   EXHIBIT D
                              INSTALLATION REQUEST


Requested Installation Date: ______________________________________________

Anticipated Number of Days: _______________________________________________

Full Address of Customer Facility: ________________________________________


                                                            Partner Initials:
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                                   EXHIBIT E
                            CUSTOMER FACILITY SURVEY

I.  ADDRESS OF PARTNER FACILITY:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

II. SYSTEM INFORMATION:

a. Description of the gateway to be installed (eg. Number and type of circuits):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

b.  How many of each PSTN interface will you interconnect with?

------  Analog
------  T1 Feature - Group D
------  T1 FXS
------  T1 E & M Wink Start
------  T1 SS7
------  T1 ISDN
------  E1 R2
------  E1 C7
------  E1 Euro-ISDN
------  Other; Please Specify: -----------------------------------

                                                            Partner Initials:



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c.  Please specify line connector/cable to PSTN for each of the above circuits:

-------  RJ-11 (Analog)

-------  RJ-45 - T1/E1

-------  DB-9 -T1/E1

-------  BNC-Coax-E1 75R

d.  How will the Internet connectivity be delivered:

-------  Ethernet

-------  Serial connection (if serial, please describe make of DSU unit below:

-------------------------------------------------------------------------------

e.  What is the Bandwidth of the Internet circuit?

--------  Kbps/Mbps

f.  What carrier will provide the local loop for the Internet circuit?

-------------------------------------------------------------------------
Provisioning Contact Info:
                           -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Escalation Contact Info:
                        --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g.  What ISP will provide Internet Connectivity?

-------------------------------------------------------------------------
Provisioning Contact Info:
                           -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Escalation Contact Info:
                        --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

h.  IP Addresses Information:

Gateway[s] (list four dedicated IP addresses for each T1/E1 port):

--------------------------------------------------------------------------------

DNS:
                  ---------------------------------

                                                            Partner Initials:

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Secondary DNS: __________________________
Router:        __________________________
Switch/Hub:    __________________________
Subnet Mask:   __________________________
Digi Server:   __________________________
Power Server:  __________________________

Provisioning Contact Info: _____________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Escalation Contact Info: _______________________________________________________
________________________________________________________________________________
________________________________________________________________________________


i. Please provide as much information as possible regarding the PSTN switch of the each carrier you will interconnect with (including manufacturer, model and software build).
________________________________________________________________________________
________________________________________________________________________________


j.   What type Power Supply will you provide at the Partner facility?

______  110 AC
______  220 AC
______  48 Volt DC
______  Other; Please Specify: _________________________________________________


k.   Is there UPS available at the facility?

______  Yes; Please Specify: _____________________________

______  No


l.   Is there EPS available at the facility?

______  Yes; Please Specify: _____________________________

______  No


m.   When will the site be ready for the installation of the System?

________________________________________________________________________________


                                                          Partners Initials: